                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)

                                       OF

                         SIGNAL TECHNOLOGY CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE,
                              DATED APRIL 25, 2003

                                       BY

                                 STC MERGER CO.

                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                                   CRANE CO.

--------------------------------------------------------------------------------
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, MAY 22, 2003, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                             THE BANK OF NEW YORK

                By Mail:                   By Hand or Overnight Courier:
      Tender & Exchange Department         Tender & Exchange Department
             P.O. Box 11248                     101 Barclay Street
            Church Street Station           Receive and Deliver Window
      New York, New York 10286-1248          New York, New York 10286

              Facsimile Number:           For Confirmation of Facsimile:
     (For Eligible Institutions only)              212-815-6212
              212-815-6433

                               ----------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OR TENDER. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     This Letter of Transmittal is being delivered in connection with the Offer to Purchase, dated April 25, 2003 (the "Offer to Purchase" and, together with any amendments or supplements thereto and this Letter of Transmittal, as amended or supplemented, the "Offer"), relating to the offer by STC Merger Co., a Delaware corporation and an indirect wholly owned subsidiary of Crane Co., a Delaware corporation, to purchase all of the outstanding Shares (as defined below) of Signal Technology Corporation, a Delaware corporation, at a price of $13.25 per Share net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase.

     In order to effectively tender Shares pursuant to the Offer,

     (A) this Letter of Transmittal must be delivered to The Bank of New York (the "Depositary") prior to the Expiration Date (as defined in "The Tender Offer--Terms of the Offer" in the Offer to Purchase), under either of the following circumstances:

         (i) certificates representing the Shares are forwarded herewith; or

         (ii) delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the book-entry transfer procedures described in "The Tender Offer--Procedures for Tendering Shares" in the Offer to Purchase, unless an Agent's Message (as defined in "The Tender Offer--Procedures for Tendering Shares" in the Offer to Purchase) is utilized; or

     (B) stockholders whose certificates for Shares are not immediately available or who cannot comply with the procedures for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date, may tender their Shares in accordance with the guaranteed delivery procedures described in "The Tender Offer--Procedures for Tendering Shares" in the Offer to Purchase. See Instruction 2.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. See "The Tender Offer--Procedures for Tendering Shares" in the Offer to Purchase for the procedures for delivery by book-entry transfer and for more information on the procedures for tendering Shares.

     HOW TO COMPLETE THIS LETTER OF TRANSMITTAL. After carefully reading the Instructions below, stockholders should:

     -- indicate in the tables on page 3 the number of Shares they wish to tender;

     -- check any applicable boxes and provide any required information on page 3;

     -- provide special payment and/or special delivery instructions, if necessary, in the space provided on page 7;

     -- sign the Letter of Transmittal, and procure any required signature guarantee, in the spaces provided on pages 8 and 9; and

     -- complete the Substitute Form W-9 on page 14.

     To be completed by holders of Shares. See Instruction 2.


----------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------
     Name(s) and Address(es)
      of Registered Holder(s)                                 Share Certificate(s) Tendered
    (Please fill in, if blank)                             (Attach additional list if necessary)
----------------------------------------------------------------------------------------------------------
                                                                Total Number of           Number of
                                          Certificate         Shares Represented           Shares
                                           Number(s)*         By Certificate(s)*         Tendered**
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                           Total Shares
----------------------------------------------------------------------------------------------------------
*    Need not be completed by stockholders tendering by book-entry transfer.
**   Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF A CERTIFICATE HAS BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

     Owners must tender their Shares in accordance with the guaranteed delivery procedures set forth in "The Tender Offer--Procedures for Tendering Shares" in the Offer to Purchase if their certificates for Shares are not immediately available, they cannot comply with the procedures for book-entry transfer on a timely basis or they cannot deliver all required documents to the Depositary on or prior to the Expiration Date. See Instruction 2.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

Name(s) of Registered Holder(s):
                                -----------------------------------------------

Window Ticket Number (if any):
                              -------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                  -----------------------------

Name of Institution which Guaranteed Delivery:
                                              ---------------------------------

Name of Tendering Institution:
                              -------------------------------------------------

Account Number:
               ----------------------------------------------------------------

Transaction Code Number:
                       --------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              -------------------------------------------------

Account Number:
               ----------------------------------------------------------------

Transaction Code Number:
                        -------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

     The undersigned hereby tenders to STC Merger Co., a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Crane Co., a Delaware corporation ("Crane"), the above described shares of common stock, par value $0.01 per share (the "Shares"), of Signal Technology Corporation, a Delaware corporation ("Signal"), including the associated Common Stock Purchase Rights (the "Rights") issued pursuant to the Rights Agreement, dated as of January 26, 1999, between Signal and BankBoston, N.A., as Rights Agent (as amended, the "Rights Agreement"), at a price of $13.25 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 25, 2003 (the "Offer to Purchase"), and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). Unless the Rights are redeemed by Signal, a tender of the Shares will also constitute a tender of the Rights. Unless the context requires otherwise, all references herein to the Shares shall include the associated Rights, and all references to the Rights shall include all benefits that may inure to the holders of the Rights pursuant to the Rights Agreement.

     Subject to, and effective upon, acceptance for payment of the Shares tendered hereby, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after April 25, 2003 (collectively, "Distributions")), and irrevocably appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the fullest extent of such stockholder's rights with respect to such Shares (and any Distributions) to (a) deliver certificates for such Shares (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and any Distributions) for transfer on the books of Signal and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and any Distributions and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and any Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price of the Shares or deduct from the purchase price the amount or value of such Distributions, as determined by Purchaser in its sole discretion. The undersigned further represents and warrants that the undersigned has read, understood and agrees to all terms of the Offer.

     No authority conferred, or agreed to be conferred, pursuant to this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in "The Tender Offer--Procedures for Tendering Shares" in the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or any certificates for Shares not tendered or accepted for payment in the name(s) of the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or issue any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS
                             LETTER OF TRANSMITTAL)

     To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.



Issue check and/or certificates to:



Name: _____________________________________________________________
                           (Please Print)


Address: __________________________________________________________
                         (Include Zip Code)


___________________________________________________________________
Taxpayer Identification or Social Security Number
(See Substitute Form W-9 on page 14)


___________________________________________________________________



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS
                             LETTER OF TRANSMITTAL)

     To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.


Mail check and/or certificates to:



Name: _____________________________________________________________
                           (Please Print)


Address: __________________________________________________________
                         (Include Zip Code)





___________________________________________________________________



-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   SIGN HERE
                   (COMPLETE SUBSTITUTE FORM W-9 ON PAGE 14)


                       ---------------------------------
                          (Signature(s) of Holder(s))

  Dated: ---------- , 2003

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5 of this Letter of Transmittal.)


  Name(s): ___________________________________________________________________
                                (Please Print)


  Capacity (full title): _____________________________________________________


  Address: ___________________________________________________________________
                              (Include Zip Code)


  Area Code and Telephone Number:_____________________________________________


  Tax Identification or Social Security Number: ______________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            GUARANTEE OF SIGNATURE(S)
            (SEE INSTRUCTIONS 1 AND 5 OF THIS LETTER OF TRANSMITTAL)


  Authorized Signature: ______________________________________________________


  Name: ______________________________________________________________________
                                (Please Print)


  Title: _____________________________________________________________________


  Name of Firm: ______________________________________________________________


  Address: ___________________________________________________________________
                              (Include Zip Code)


  Area Code and Telephone Number: ____________________________________________


  Dated: __________ , 2003
-------------------------------------------------------------------------------

                                  INSTRUCTIONS


             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in either the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(a) if this Letter of Transmittal is signed by the registered owners (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has NOT completed the "Special Payment Instructions" or the "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Tender Offer--Procedures for Tendering Shares" in the Offer to Purchase.

     For a stockholder to validly tender Shares pursuant to the Offer, either
(a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date and (i) certificates for the Shares to be tendered must be received by the Depositary at one of such addresses on or prior to the Expiration Date or (ii) such Shares are delivered pursuant to the procedures for book-entry transfer described below and in "The Tender Offer--Procedures for Tendering Shares" in the Offer to Purchase (and the Book-Entry Confirmation of such delivery received by the Depositary, including an Agent's Message if the tendering stockholder has not delivered a Letter of Transmittal) on or prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures described below and in "The Tender Offer--Procedures for Tendering Shares" in the Offer to Purchase.

     Stockholders whose certificates are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery (or a manually signed facsimile thereof) pursuant to the guaranteed delivery procedures set forth below and in "The Tender Offer--Procedures for Tendering Shares" in the Offer to Purchase.

     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery (or a manually signed facsimile thereof), substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all tendered Shares, in proper form for transfer (or a confirmation of the book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer), as well as this Letter of Transmittal properly completed and duly executed (or a manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery.

     If certificates are forwarded at different times to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY

RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE HOLDERS ONLY). If fewer than all the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any other change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

     If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner of the certificates(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock power(s), in either case signed exactly as the name(s) of the registered owner(s) appear on the certificate(s). Signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If payment of the purchase price of any Shares is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares if evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is not submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal, or if a check and/or such certificates are to be sent to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent at its telephone numbers and address set forth below or from your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent.

     9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the stockholder's U.S. social security or U.S. federal employer identification number, on Substitute Form W-9 below. Failure to provide the information on the form may subject the tendering stockholder to 30% U.S. federal income tax backup withholding on the payment of the purchase price. The box in Part I of the form may be completed to indicate that the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.

     10. WAIVER OF CONDITIONS. Certain conditions of the Offer may be waived by Purchaser (subject to certain limitations), in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the holder should promptly notify Signal's transfer agent for the Shares, Equiserve, at (816) 843-4299, and check the box under "Description of Shares Tendered" indicating that Shares have been lost, destroyed or stolen. The holder will then be instructed as to the procedures to be followed in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH THE APPLICABLE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under the U.S. federal income tax law, a stockholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below and to certify that such TIN is correct (or that such stockholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is generally his or her U.S. social security number. If a stockholder fails to provide a TIN to the Depositary, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding at 30% (see below).

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must generally submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the stockholder or payee pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided certain conditions are met.


                        PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made to a stockholder whose tendered Shares are accepted for purchase, the stockholder is required to notify the Depositary of its correct TIN by completing Substitute Form W-9 certifying (1) that the TIN provided on such Form is correct (or that such stockholder is awaiting a TIN, in which case the stockholder should so indicate in the box in Part I of the Substitute Form W-9), (2) that such stockholder is a U.S. person and (3) that (A) such stockholder is exempt from backup withholding, (B) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. The stockholder must sign and date the Substitute Form W-9 where indicated, certifying, under penalties of perjury, that the information on such Form is correct.

     A nonexempt stockholder may so indicate in the box in Part I of the attached Substitute Form W-9 if such stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If a nonexempt stockholder so indicates in the box in Part I, such stockholder must also sign the attached Certification of Awaiting Taxpayer Identification Number in order to prevent backup withholding. Notwithstanding that a stockholder complies with the foregoing, the Depositary will backup withhold at 30% on payments made to such stockholder pursuant to the Offer prior to the time a properly certified TIN is provided to the Depositary.

     Alternatively, a stockholder that qualifies as an exempt recipient (other than a stockholder required to complete Form W-8 as described above) should write "Exempt" in Part 1 of the Substitute Form W-9, enter his correct TIN and sign and date such Form where indicated.

---------------------------------------------------------------------------------------------------

                       PAYER'S NAME: THE BANK OF NEW YORK, AS DEPOSITARY

---------------------------------------------------------------------------------------------------

 SUBSTITUTE                       PART I--PLEASE PROVIDE YOUR TIN IN
 FORM W-9                         THE BOX AT RIGHT AND CERTIFY BY        --------------------------
 DEPARTMENT OF THE TREASURY       SIGNING AND DATING BELOW.                Social Security Number
 INTERNAL REVENUE SERVICE                                                          OR


                                                                         --------------------------
                                                                                Employee
                                                                          Identification Number


                                                                         --------------------------
                                                                          (If awaiting TIN write
                                                                              "Applied For")

                               --------------------------------------------------------------------

 PAYER'S REQUEST FOR TAXPAYER     PART II--For Payees Exempt From Backup Withholding, see the
 IDENTIFICATION NUMBER (TIN)      enclosed Guidelines and complete as instructed therein.

                               --------------------------------------------------------------------

                                  CERTIFICATION--Under penalties of perjury, I certify that:

                                  (1) The number shown on this form is my correct Taxpayer
                                      Identification Number (or a Taxpayer Identification Number
                                      has not been issued to me and either (a) I have mailed or
                                      delivered an application to receive a Taxpayer Identification
                                      Number to the appropriate Internal Revenue Service ("IRS") or
                                      Social Security administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number
                                      within sixty (60) days, 30% of all reportable payments made to me thereafter will be withheld until I provide a number),
                                      and

                                  (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a
                                      result of failure to report all interest or dividends or (c)
                                      the IRS has notified me that I am no longer subject to backup withholding.

                                  CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see
                                  instructions in the enclosed Guidelines.)

                               --------------------------------------------------------------------

                                  Signature:____________________ Date:_____________________ , 2003
---------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its address and phone numbers set forth on the back cover hereof.

                     The Information Agent for the Offer is:


                      [LOGO OMITTED] Georgeson Shareholder


                           17 State Street, 10th Floor
                               New York, NY 10004
                           (800) 678-9601 (TOLL FREE)


                     Banks and Brokerage Firms please call:
                                 (212) 440-9800